Exhibit 1

                            AGREEMENT OF JOINT FILING
                            -------------------------

         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13G and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of common stock, par value $0.001 per share, of Cornell Companies, Inc., a Delaware corporation.


Dated:  January 5, 2006                  NORTH STAR PARTNERS, L.P.

                                         By: NS Advisors, LLC
                                             General Partner

                                         By: /s/ Andrew R. Jones
                                             -----------------------------------
                                             Andrew R. Jones, Managing Member

                                         NORTH STAR PARTNERS II, L.P.

                                         By: NS Advisors, LLC
                                             General Partner

                                         By: /s/ Andrew R. Jones
                                             -----------------------------------
                                             Andrew R. Jones, Managing Member

                                         CIRCLE T EXPLORER MASTER LIMITED

                                         By: NS Advisors, LLC
                                             Portfolio Manager

                                         By: /s/ Andrew R. Jones
                                             -----------------------------------
                                             Andrew R. Jones, Managing Member

                                         NS ADVISORS, LLC


                                         By: /s/ Andrew R. Jones
                                             -----------------------------------
                                             Andrew R. Jones, Managing Member

                                         /s/ Andrew R. Jones
                                         ---------------------------------------
                                         Andrew R. Jones, Individually